                                                                   EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Hibbett Sporting Goods, Inc.'s previously filed Registration Statements File Nos. 333-21299, 333-21301, 333-21303, and 333-21305.


                                               ARTHUR ANDERSEN LLP


Birmingham, Alabama
April 25, 2001